Common shares	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Common shares	Common shares
Share capital as of December 31, 2023 and December 31, 2022 was as follows:

	Issued and fully paid share capital
	Shares	Par value each	$ thousands
As at January 1, 2022 and balance before reorganization and fresh start adjustments	100,384,435	$0.10	10,038
Cancellation of Predecessor equity	(100,384,435)	$0.10	(10,038)
Issuance of Successor common stock	49,999,998	$0.01	500
As at February 22, 2022 (Predecessor)	49,999,998	$0.01	500
As at February 23, 2022, and December 31, 2022 (Successor)	49,999,998	$0.01	500
Share issued to Aquadrill unitholders and equity award holders	29,866,543	$0.01	299
Share repurchased and cancelled	(5,817,579)	$0.01	(58)
As at December 31, 2023 (1)	74,048,962	$0.01	741
(1) Total Shares in issue of 74,048,962 includes 343,619 Shares repurchased in December 2023 and pending cancellation. These Shares are considered retired for accounting purposes.
Common share transactions for periods presented
On February 22, 2022, Seadrill concluded its comprehensive restructuring process and emerged from Chapter 11 bankruptcy protection. The Predecessor equity of 100,384,435 common shares were cancelled and replaced with issuance of Successor common stock. Please refer to Note 4- "Chapter 11" for further details on the changes to share capital in 2022.
In connection with the Aquadrill acquisition, Seadrill issued approximately 29.9 million shares to Aquadrill unitholders and equity award holders, representing approximately 37% of the post-Merger issued and outstanding Shares. Please refer to Note 31 – "Business combinations" for further details.
On August 14, 2023, the Board of Directors authorized a share repurchase program under which the Company could purchase up to $250 million of its outstanding common shares. Seadrill fully completed the share repurchases under this program and cancelled the associated Shares by December 20, 2023, resulting in 5,817,579 Shares with a weighted average share price of $42.97, being returned to authorized but unissued status.
Furthermore, on November 27, 2023, the Board of Directors authorized an increase in the Company’s aggregate share repurchase authorization, allowing the Company to repurchase up to an additional $250 million of its outstanding common shares, taking the aggregate authorization to $500 million. Under the additional authorization, during December 2023, Seadrill repurchased 343,619 Shares on the NYSE and the OSE, with a weighted average share price of $45.68.
Key terms of shares issued and outstanding shares
All our issued and outstanding Shares are and will be fully paid. Subject to the Bye-Laws, the Board of Directors is authorized to issue any of the authorized but unissued Shares. There are no limitations on the right of non-Bermudians or non-residents of Bermuda to hold or vote in the Shares.
Holders of Shares have no pre-emptive, redemption, conversion or sinking fund rights. Holders of Shares are entitled to one vote per Share on all matters submitted to a vote of holders of Shares. Unless a different majority is required by law or the Bye-Laws, resolutions to be approved by holders of Shares require the approval by an ordinary resolution (being a resolution approved by a simple majority of votes cast at a general meeting at which a quorum is present). Under the Bye-Laws, each Share is entitled to dividends if, as and when dividends are declared by the Board of Directors, subject to any preferred dividend right of the holders of any preference shares.
In the event of liquidation, dissolution or winding up of the Company, the holders of Shares are entitled to share equally and ratably in the Company's assets, if any, remaining after the payment of all its debts and liabilities, subject to any liquidation preference on any issued and outstanding preference Shares